UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2018

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PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400
  _____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

Peabody today confirmed that the longwall move at its North Goonyella Mine has been interrupted by temporarily elevated gas levels.  Services such as power, ventilation and normal water management activities in the mine continue, and the mine is shipping from inventories.  Longwall move activities have been delayed for about two and a half weeks thus far and the company is working toward resuming operations.  Peabody is well over halfway through the two-month longwall move at this point.  The longwall move, which was expected to be completed in September, is now targeted for completion in the early part of the fourth quarter.  Prior to this time, the company had been trending to the upper end of its 2018 metallurgical coal sales volume targets, and those targets have not been revised.  The company intends to provide further updates on or before its earnings release near the end of October.

This statement should be read together with the information included in the Company's other filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of information under this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

September 19, 2018	PEABODY ENERGY CORPORATION By: /s/ A. Verona Dorch ` Name: A. Verona Dorch Title: Chief Legal Officer